Exhibit 10.1

November 27, 2010

Nacogdoches Oil and Gas Inc.
816 North Street.
Nacogdoches, Texas 75964

RE:           Letter of Intent (“LOI”) – Proposed purchase and sale by Nacogdoches Oil and Gas Inc. (“NOG”), as Seller, to Lucas Energy, Inc. (“LEI”), as Buyer regarding Oil, Gas and Mineral leasehold working interests in the leases ("Interests"), McKinley County, New Mexico described in Exhibit “A” hereto.

Dear Sir:

NOG, as “Seller,” proposes to sell the Interests, subject to the execution of a definitive and mutually acceptable purchase and sale agreement, to LEI, as “buyer,” upon the following terms and conditions:

A.	The Interests:

(1)
The Interests shall consist of a 77.5 % leasehold (working) interest in the Interests described on Exhibit “A” attached hereto and made a part of this LOI, the wells, oil and gas production equipment, and tanks located thereon including, but not limited to, improvements, structures, facilities, pipelines, personal property, equipment, and appurtenances located thereon and/or used in connection therewith including all appurtenant contracts, rights, easements, privileges and agreements.

(2)	LEI's proposal is based upon the following conditions:

(a) NOG agrees to convey (and LEI's payment is conditioned upon receipt of) a 77.5% leasehold (working) interest and the corresponding net revenue interest in and to the Interests, free of all encumbrances;

(b) NOG represents that there exists no preferential right or right of first refusal against the Interests;

(c) LEI will take over as operator of record as agreed in the final purchase and sale agreement.

(3)
Originals of all title, geological, reservoir, engineering, financial, land, operations and production files and other relevant data in NOG’s possession or control pertaining to the Interests will be turned over to LEI upon closing.

(4)	Purchase Price. The total purchase price for the Interests shall be Twenty million Five Hundred Thousand Dollars ($20,500,000.00).

(5)
Initial Deposit.  Within 10 days of the execution of this LOI, LEI will pay to NOG a deposit of $500,000.00 via wire transfer.  The initial deposit will not be at risk but will be convertible to an interest in the Interests in according with Exhibit “B”.

(6)
Additional Deposits.  LEI may, at its option, place in a mutually acceptable escrow account additional deposits, up to $2,000,000.00 during the next 60 days.  Any additional deposits will not be at risk but will be convertible to an interest in the Interests in according with Exhibit “B”.

(7)
Partial Closings.  LEI may prior to the final closing, at its option, fund no less than $2,500,000.00 and up to $10,000,000.00 in partial closings between January 1, 2011 and April 1, 2011.  Such partial closing shall include any initial and additional deposits.  The interest earned by LEI for each partial closing shall be convertible to an interest in the Interests in according with Exhibit “B”.

(8)
Final Closing and Effective Date. The Final Closing shall be held on or before April 1, 2011 in the offices of Lucas Energy, Inc., Houston, Texas. Title to, risk of loss and possession of the Assets shall transfer to LEI as of Closing but shall be made effective as of 7:00 a.m. Central Time as defined in the final purchase and sale agreement.

(7)
Assumption of Liabilities and Obligations. Except as may otherwise be provided in the assignment(s), as of the Effective Date, LEI will assume all liabilities and obligations accruing to ownership of the Interests from and after the Effective Date and the obligation to plug and abandon existing wells and related facilities in compliance with applicable laws and regulations.

(8)
Special Warranty: NOG, as seller, shall and will convey, assign and deliver good and marketable title to all of the leasehold (working) interest to LEI, as buyer, by mutually agreeable form of conveyance that contains (among other items) a special warranty of title against encumbrances, mortgages, liens, claims and liabilities, limited to claims by, through and under seller together with full rights of subrogation in and to all prior warranties.

(9)	Confidentiality. Both NOG and LEI shall hold the subject matter and terms of this agreement confidential until an announcement is made by LEI.

(10)
Governing Law. This letter of intent is governed by the laws of the State of Texas, excluding any choice of law rules that would direct application of the laws of another jurisdiction. This LOI and counterparts, and the executed counterparts shall together constitute one instrument and shall have the same force and effect as if each of the parties had executed the same instrument.

Sincerely,

Lucas Energy, Inc.

_________________
William A. Sawyer
President

Agreed to and accepted this _____ day of November, 2010.

 “NOG”

_________________
Mike Finley
President

Exhibit "A"
To the Letter of Intent between NOG and LEI
dated November 27, 2011

A.           Hospah Sand Unit and Santa Fe Railroad Leases

State Leases

Lease 1:

October 20, 1932, State of New Mexico Lease B-1276.
State of New Mexico, Through the Commissioner of Public Lands, Lessor P.L. Nichol, Lessee.  Recorded December 4, 1972, Lease Book 44, p. 365, McKinley County.

Tract 1:  T18N, R9W, Section 36:  NE/4 SW/4, NW/4 SW/4,SW/4 SW/4, NMPM, McKinley County, New Mexico, containing 120 acres, more or less.

Lease 2:

October 22, 1922, State of New Mexico Lease 662, as amended by Stipulation July 18, 1988.
State of New Mexico, through the Commissioner of Public lands, Lessor Theo N. Espe, Lessee.  Recorded December 4, 1972, Lease Book 44, Page 361, McKinley County.
Covering 8,081.15 acres, all in McKinley County, New Mexico, including in part:

Tract 2: T18N, R9W, NMPM, Section 36:  SE/4 SW/4, SW/4 SE/4, containing
80 acres, more or less;

Tract 3:  T18N, R9W, NMPM, Section 36:  S/2 NE/4, N/2 SE/4, SE/4 SE/4,
containing 200 acres, more or less;

Tract 4: T18N, R9W, NMPM, Section 36: S/2 NW/4, NE/4 NW/4, NW/4 NE/4,
containing 160 acres, more or less.

Fee Leases

Lease 3:

November 23, 1923
Santa Fe Pacific Railroad Company, Lessor
Paul C. Hancock, Lessee. Lease Book 57.  Pages 767, 770, 773, McKinley
County.

Tract 5:  T17N, R9W, NMPM, Section 1, McKinley County, New Mexico,
containing 687.80 acres, more or less.

Lease 4:

February 1, 1938
Misc. Book 8, p. 487, as Exhibit A to Operating Agreement between Clarence B.
Osborne, et.al and Petroleum Production Corporation Santa Fe Pacific Railroad
Company, Lessor
Clarence B. Osborne, Robert B. Moran, George Gautier, and Clifford Hancock,
Lessees.  Memorandum of Lease recorded McKinley County.

Tract 6:  TN18, R8W, NMPM, Section 31:  Lots 2, 3, 4, E/2 SW/4, McKinley
County, New Mexico, containing 189.47 acres, more or less.

B. South Hospah Unit

Federal Oil and Gas Leases:

Lease 1:

April 1, 1961, United States Oil and Gas Lease NM 081208 United States of America, Lessor M. Finell, Lessee
Recorded Lease Book 31, p. 397, McKinley County, NM.

Tract 1: T17N, R9W, NMPM, Section 12: Lots1, 2, 3, 4, W/2 NE/4, E/2 NW/4, SW/4 NW/4: Upper Hospah Sand Formation Only, McKinley County, NM, containing 304.08 acres, more or less. Is also Tract 1 of South Hospah Unit.

Lease 2:

April 1, 1964, United States Oil and Gas Lease NM 0536034
United States of America, Lessor
Alpha L. Hotchkiss, Lessee
Recorded Lease Book 31, p. 388, McKinley County, NM

Tract 2:  T17N, R9W, NMPM, Section 12: Lots 5 and 6, NW/4 SE/4,
N/2 SW/4:  Upper Hospah Sand Formation only, containing 171.82 acres, more or less. Is also Tract 2 of South Hospah Unit.

Lease 3:

April1, 1961, United States Oil and Gas Lease NM 8269
United States of America, Lessor
M. Finell, Lessee
Segregated out of Lease NM 081208 by decision dated November 26, 1968.  Recorded Lease Book 31, p. 397, McKinley County, NM

Tract 3: T17N, R9W, NMPM, Section 12: NW/4 NW/4: Upper Hospah Sand Formation only, containing 40 acres, more or less.  Is also Tract 3 of South Hospah Unit

Lease 4:

April 1, 1961, United States Oil and Gas Lease NM 12335
United States of America, Lessor
M. Finell, Lessee
Segregated out of Lease NM 8269 by decision dated August 21, 1970.
Lease NM 8269 had been segregated out of Lease NM 08208 by decision
Dated November 26, 1968.  Recorded Lease Book 31, p. 397, McKinley
County, NM

Tract 4: T17N, R9W, NMPM, Section 12: Lots 1,2,3,4, W/2 NE/4,
NW/4: All except Upper Hospah Sand Formation, containing 344.08
Acres, more or less.

Lease 5:

April 1, 1964, United States Oil and Gas Lease NM 17543
United States of America Lessor
Alpha L. Hotchkiss, Lessee
Segregated out of Lease NM 8270 by decision dated
December 18, 1972, amended January 29, 1973. Lease NM 8270 had been segregated out of Lease NM 0536034 by decision dated November
29, 1968.  Recorded Lease Book 31, page 388, McKinley County, NM

Tract 5:  T17N, R9W, NMPM, Section 12: Lots 5, 6, NW/4 SE/4,
N/2 SW/4 (all except Upper Hospah Sand Formation): S/2 SW/4
(all formations), containing 251.82 acres, more or less.

Fee Leases:

Lease 6:

January 15, 1966
Santa Fe Pacific Railroad Company, Lessor
CTV Oil and Gas Company, Lessee
Recorded April 25, 1966, Lease Book 32, page 177, and
October 19, 1966, Lease Book 33, p. 123, McKinley County, NM.

Tract 6: T17N, R9W, NMPM, Section 11: SE/4 NE/4, NE/4 SE/4
(Upper Hospah Sand only), McKinley County, New Mexico, containing
80 acres, more or less.  Is also Tract 4 of South Hospah Unit.

Tract 7: T17N, R9W, NMPM, Section 11: SE/4 NE/4, NE/4 SE/4 (all
from surface to 100 feet below base of Dakota formation except Upper
Hospah Sand), McKinley County, New Mexico, containing 80 acres, more or less.

C. Hanson:

Federal Oil and Gas Lease

Lease 1:
March 1, 1965, United States Oil and Gas Lease NM 052931 United States of America, Lessor.  Beulah Irene Hanson, Lessee.  Not recorded in McKinley County, NM

Tract 1: T17N, R8W, NMPM, Section 6:  Lots 5,6,7,
SE/4 NW/4, E/2 SW/2, S/2 NE/4, SE/4, and Section 8: NW/4 NW/4, McKinley County, New Mexico, containing 510.94 acres, more or less.

B. Santa Fe Railroad “B”
Santa Fe Railroad
Lone Pine Dakota “D”

Fee Leases:

Lease 2:

March 3, 1965
Santa Fe Pacific Railroad Company, Lessor
J. Ewing Walker, Lessee
Recorded July 26, 1965, Lease Book 31, p. 411A,
McKinley County, New Mexico

Tract 2:  T17N, R8W, NMPM, Section 5:  S/2 NW/4,
SW/4, and Section 7: Lots 1, 2, 3, SE/4 SW/4, E/2 NW/4,
NE/4, containing 637.83 acres, more or less.

Lease 3:

January 15, 1966
Santa Fe Pacific Railroad Company, Lessor
CTV Oil & Gas Company, Lessee
Recorded Lease Book 32, p. 177, McKinley County NM

Tract 3:  T17N, R8W, NMPM, Section 7: Lot 4, NE/4
SW/4, SE/4 (down to 100 feet below the base of the
Dakota formation), containing 239.73 acres, more or less.

Tract 4:  T17N, R9W, NMPM, Section 13: Lots 1 through
8, W/2 E/2, W/2 (All) (down to 100 feet below the base of
the Dakota formation), containing 686.12 acres, more or less.

This information is derived from Assignment of Oil and Gas Lease
Dated September 10, 2009. McKinley County, New Mexico.

1.	Oil and Gas Lease No. V07881-0000
Section 16: 17N-8W, S/2, 320 acres

2.	Oil and Gas Lease No. V07864-0000
Section 16: 17N-8W, N/2, 320 acres

3.	Oil and Gas Lease No. V07883-0000
      Section 36: 17N-8W, S/2, 320 acres

4.	Oil and Gas Lease No. V07882-0000
Section 36:  17N-8W, N/2, 320 acres

Exhibit "B"
To the Letter of Intent between NOG and LEI
dated November 27, 2011

Calculation of partial closing Interest.

$20,500,000.00 divided by 77.5% working interest equals $264,516.13 per 1% working interest.